SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
THE TORONTO-DOMINION BANK

(Name of Registrant as Specified In Its Charter)
AMERITRADE HOLDING CORPORATION

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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Filed by The Toronto-Dominion Bank
Pursuant to Rule 14a-6(b) under the
Securities Exchange Act of 1934
Subject Company: Ameritrade Holding Corporation
Commission File No.: 000-49992
Forward-Looking Statements
The document included herein contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements relating to anticipated financial and operating results, TD Bank Financial Group’s plans, objectives, expectations and intentions and other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions. Such statements are based upon the current beliefs and expectations of TD Bank Financial Group’s management and involve a number of significant risks and uncertainties. Actual results may differ materially from the results anticipated in these forward-looking statements. The following factors, among others, could cause or contribute to such material differences: change in general economic conditions; the performance of financial markets and interest rates; the possibility that the transaction does not close when expected or at all, or that the companies may be required to modify aspects of the transaction to achieve regulatory approval; that prior to the closing of the proposed transaction, the businesses of the companies suffer due to uncertainty; that TD Ameritrade is unable to transition customers, successfully execute its integration strategies, or achieve planned synergies; that the parties are unable to accurately forecast the anticipated financial results of TD Ameritrade following the transaction; that TD Ameritrade is unable to compete successfully in this highly competitive and rapidly changing marketplace; that TD Ameritrade is unable to retain employees that are key to the operations of the combined business; that TD Ameritrade is unable to identify and realize future consolidation and growth opportunities; the risk of new and changing regulation in the U.S. and Canada; acts of terrorism; and war or political instability. Additional factors that could cause TD Bank Financial Group’s results to differ materially from those described in the forward-looking statements can be found in TD Bank Financial Group’s Annual Report on Form 40-F for the fiscal year ended October 31, 2004, which was filed with the U.S. Securities and Exchange Commission on December 13, 2004 and is available at the Securities and Exchange Commission’s Internet site (http://www.sec.gov).
Additional Information and Where to Find It
In connection with the proposed transaction, Ameritrade filed a definitive proxy statement concerning the transaction with the Securities and Exchange Commission (“SEC”) on December 5, 2005. SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the definitive proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68124, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC’s web site at www.sec.gov.
Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction is included in the definitive proxy statement of Ameritrade described above. Information regarding Ameritrade’s directors and executive officers is also available in its proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on January 24, 2005. This document is available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Ameritrade as described above. Information regarding The Toronto-Dominion Bank’s directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov and by directing a request to The Toronto-Dominion Bank , c/o TD Bank Financial Group, 66 Wellington Street West, Toronto, ON M5K 1A2, Attention: Investor Relations (416) 308-9030.

This filing consists of the following materials:
(1)	Joint Communication by Ameritrade Holding Corporation and TD Waterhouse Group, Inc. to associates of Ameritrade and TD Waterhouse on December 5, 2005.

TD Ameritrade Integration Planning Update
Issue No. 12
December 5, 2005
Definitive Proxy Statement and Special Shareholders Meeting
This morning, Ameritrade announced the filing of its definitive proxy statement with the Securities & Exchange Commission and the date of its special shareholder meeting – January 4, 2006. The definitive proxy statement is being mailed to Ameritrade shareholders, who will vote on approval of the transaction. The transaction is expected to close on or around January 24, 2006.
Special $6.00 Cash Dividend
Ameritrade will declare a special cash dividend of $6.00 per share payable on the closing of the proposed transaction. The Company expects the payable date for the special dividend to be on the closing date and the ex-dividend date (the date on and after which the stock trades without the right to receive the dividend) to be the first trading day following the payable date.
Business Unit Announcements
Last week, TD Waterhouse1 communicated operational, geographic, and staffing decisions to directly affected associates in:
•	Branches and Investment Centers
A high-level overview of the information communicated to this group is provided below. As always, please keep in mind these decisions are contingent on the close of the acquisition. Until that time, Ameritrade and TD Waterhouse must continue to operate as competitors.
Branches and Investment Centers
•	In keeping with our commitment to let affected associates know how they’re impacted first, we’ve spoken with affected associates in the branch locations we have decided to close or consolidate, as planned, after the closing of the transaction. We will communicate more about the branches in the near future.
•	Associates in TD Waterhouse’s Investment Centers learned that the Investment Centers will continue in the combined company.
Please watch for additional information in the coming weeks. As always, please continue to submit your questions and thoughts through Zoomerang.

1 Refers to TD Bank Financial Group’s U.S. brokerage business, TD Waterhouse Group, Inc.
Ameritrade and TD Waterhouse confidential material. Please remember that everything we disclose is proprietary to Ameritrade and TD Waterhouse and must not be communicated outside of either firm.

Cautionary Note Regarding Forward Looking Statements
This document contains forward-looking statements that involve risks and uncertainties. For example, statements regarding the completion of the proposed TD Waterhouse transaction, the expected date of declaration of the special dividend, the expected payable date of the special dividend, the expected date for closing of the proposed transaction, the expected date of the special shareholders meeting, the expected ex-dividend date, expected locations and operations of TD Ameritrade’s branches and Investment Centers following the closing and other statements that are not historical facts, are all forward-looking statements. These statements reflect only our current expectations and are not guarantees of future performance or results. Various factors could cause actual results to differ materially from those anticipated by the forward-looking statements. These factors include the possibility that the necessary stockholder and regulatory approvals are not obtained; that the transaction does not close when expected or at all, or that the companies may be required to modify aspects of the transaction to achieve regulatory approval; prior to the closing of the proposed transaction, the businesses of the companies suffer due to uncertainty; that TD Ameritrade is unable to transition customers, successfully execute its integration strategies, or achieve planned synergies, or that the occurrence of these events takes longer than expected; that management is unable to accurately forecast the anticipated integration of TD Ameritrade; that TD Ameritrade is unable to compete successfully in this highly competitive and rapidly changing marketplace; that the parties are unable to retain employees that are key to the operations of the combined business; and that TD Ameritrade is unable to identify and realize future consolidation and growth opportunities. These and other risks that could cause actual results to differ materially from those described in the forward-looking statements are detailed from time to time in the documents filed by Ameritrade with the Securities and Exchange Commission, including Ameritrade’s most recent form 10-K and 10-Q, as amended.
Additional Information and Where to Find It
In connection with the proposed transaction, Ameritrade filed a definitive preliminary proxy statement concerning the transaction with the Securities and Exchange Commission (“SEC”) with a filing date of December 5, 2005. SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the definitive proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68127, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC’s web site at www.sec.gov.
Ameritrade and TD Waterhouse confidential material. Please remember that everything we disclose is proprietary to Ameritrade and TD Waterhouse and must not be communicated outside of either firm.